SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                             February 14, 2002
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                     EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)




                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



        0-26322                                      88-0327648
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)




          20283 State Road 7, Suite 213, Boca Raton, Florida 33498
          --------------------------------------------------------
                  (Address of Principal Executive Offices)



                              (561) 487-3600
                      -------------------------------
                      (Registrant's Telephone Number)



     _____________________________________________________________
     (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     Eagle Building Technologies, Inc. (the "Company") has contacted the Securities and Exchange Commission and has requested that trading in the Company's common stock be suspended because the Company believes that its financial statements will have to be restated for at least the past two (2) years.


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                           SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: February 14, 2002           By:   /s/ Ron Lakey
                                      ---------------------------------
                                      Ron Lakey, Director


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